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                                                                    EXHIBIT 10.3

                             REIMBURSEMENT AGREEMENT

                                             July 26, 2001

Global Crossing Holdings Ltd.
Wessex House
45 Reid Street
Hamilton HM12 Bermuda

Ladies and Gentlemen:

   Reference is made to the Irrevocable Letter of Credit in the amount of up to $7,500,000 dated the date hereof (the "L/C") issued by The Chase Manhattan Bank (in such capacity, the "L/C Bank") at the request of Global Crossing Holdings Ltd. (the "Account Party") for the benefit of The Chase Manhattan Bank (in such capacity, the "Creditor"). The L/C was issued to support certain credit extensions and financial accommodations made by the Creditor to Lodwrick Cook under the Term Promissory Note dated the date hereof in the aggregate principal amount of up to $7,500,000 (the "Underlying Obligations"). Lodwrick Cook agrees to use the proceeds of such extensions and accommodations to repay in full the obligations of Lodwrick and Carole Cook (the "Cooks") to Salomon Smith Barney Inc. ("SSB") under their margin account with SSB. In consideration of the procurement of the issuance of the L/C, the Cooks hereby agree, on the terms set forth below, to reimburse the Account Party for the amount of any drawing on the L/C and for all costs and expenses incurred by the Account Party in maintaining the L/C.

   The Account Party shall notify the undersigned promptly after any drawing on the L/C. On or prior to July 12, 2002 (or such later date on which the L/C shall be drawn upon), the Cooks shall reimburse the Account Party for any drawing on the L/C, together with interest on such amount at a rate per annum equal to the greater of (a) the rate then applicable to the Account Party's reimbursement obligations related to the L/C or (b) the rate then applicable to the Underlying Obligations. Such interest shall accrue for each day during the period starting on the date of the drawing on the L/C (the "Drawing Date") and ending on the date of reimbursement by the Cooks. In furtherance and not in limitation of the foregoing, the undersigned agree that commencing on the Drawing Date the Account Party shall be entitled to all rights of the Creditor under the agreements relating to the Underlying (including any rights as pledgee under the Collateral Agreement executed in favor of the Creditor) as though the Account Party were a party to such agreements, subject to all rights retained by the Creditor. The undersigned also agree to pay any and all reasonable expenses (including attorneys' fees) incurred by the Account Party in connection with the enforcement of its rights hereunder.

   On or prior to July 5, 2002, the Underlying Obligations shall be repaid in full. Until the L/C has been terminated and the undersigned have fully satisfied all of their reimbursement obligations set forth herein, the undersigned shall not sell or otherwise transfer any of their rights in the approximately 2,500,000 shares of Global Crossing Ltd. common stock pledged by the undersigned in support of the Underlying Obligations; provided that the undersigned may effectuate sale or hedging transactions at fair market value to the extent that all of the net proceeds of any such transactions are used to indefeasibly repay the Underlying Obligations.

   The Cooks shall reimburse the Account Party for its costs and expenses of maintaining the L/C. Payments covering such costs and expenses shall be made on the dates and in the amounts applicable to the Account Party under the agreements between the L/C Bank and the Account Party pursuant to which the L/C was issued. The Account Party shall provide the Cooks with reasonable supporting documentation

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relating to each such payment.

   The undersigned's obligations hereunder shall be absolute and unconditional under all circumstances and irrespective of any setoff, counterclaim or defense which the undersigned might otherwise have, including any defense based upon an assertion that the L/C Bank should not have drawn down upon the L/C. The Account Party's rights hereunder are in addition to, and not in limitation of, any rights of subrogation the Account Party may have under applicable law.

   THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. THE UNDERSIGNED AND GLOBAL CROSSING HOLDINGS LTD. EACH WAIVES THE RIGHT TO A JURY TRIAL OR COURT TRIAL. THE SOLE AND EXCLUSIVE METHOD TO RESOLVE ANY CLAIM IS BINDING ARBITRATION UNDER THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION. The parties each waive his/her right to commence an action in any court to resolve any claim arising out of or related to this letter agreement, except for an action for injunctive relief pending resolution of a claim through binding arbitration.

Yours truly,

/s/ Lodwrick Cook
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Lodwrick Cook

/s/ Carole Cook
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Carole Cook

THE COOK FAMILY TRUST

By:

    /s/ Lodwrick Cook
    --------------------------
    Lodwrick Cook, Trustee

By:

    /s/ Carole Cook
    --------------------------
    Carole Cook, Trustee

ACCEPTED:

GLOBAL CROSSING HOLDINGS LTD.

By:

    /s/ Ian McLean
    --------------------------

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